Exhibit 99.2
FY 2Q 2011 Supplemental Earnings Information 1 Fiscal Year 3Q 2011 Supplemental Earnings Information FY 3Q 2011 Supplemental Earnings InformationForward-Looking Statements

2 FY 3Q 2011 Supplemental Earnings Information Information contained or incorporated by reference in this supplement presentation, in other SEC filings by the Company, in press releases and in presentations by the Company or its management that are not historical by nature constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 which can be identified by the use of forward-looking terminology such as “believes,” “expects,” “plans,” “intends,” “estimates,” “projects,” “could,” “may,” “will,” “should,” or “anticipates” or the negatives thereof, other variations thereon or comparable terminology, or by discussions of strategy. No assurance can be given that future results expressed or implied bythe forward-looking statements will be achieved. Such statements are based on management’s current expectations and beliefs and are subject to anumber of risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to, those relating to the Company’s financial and operating prospects, current economic trends, future opportunities, ability to retain existing customers and attract new ones, the Company’s acquisition strategy and ability to integrate acquired companies and assets, outlook of customers, reception of new products and technologies, and strength of competition and pricing.Other factors and risks that may affect the Company’s business and future financial results are detailed in the Company’s SEC filings, including, but not limited to, those described under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations“in the Company’s Quarterly Report on Form 10-Q. The Company cautions you not to place undue reliance on these forward-looking statements, which speak only as of their respective dates. The Company undertakes no obligation to publicly update or revise forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events. The following presentation should be read together with our unaudited condensed consolidated financial statements and the related notes appearing in the Company’s Quarterly Report on Form 10-Q and in our audited annual financial statements as of and for the year ended June 30, 2010, included in Amendment No. 1 to the Form S-4 filed with the SEC on November 8, 2010.

Non-GAAP Financial Measures

The Company provides financial measures that are not defined under generally accepted accounting principles in the United States, or GAAP, including earnings before interest, taxes, depreciation and amortization ("EBITDA") and Adjusted EBITDA. EBITDA and Adjusted EBITDA are not measurements of our financial performance under GAAP and should not be considered in isolation or as alternatives to net income or any other performance measures derived in accordance with GAAP or as alternatives to cash flows from operating activities as measures of our liquidity.

"Adjusted EBITDA" is defined as EBITDA adjusted to exclude transaction costs related to acquisitions, stock-based compensation, and certain non-cash and non-recurring items. Management uses EBITDA and Adjusted EBITDA to evaluate operating performance and liquidity and these financial measures are among the primary measures used by management for planning and forecasting of future periods. The Company believes Adjusted EBITDA is especially important in a capital-intensive industry such as telecommunications. The Company further believes that the presentation of EBITDA and Adjusted EBITDA is relevant and useful for investors because it allows investors to view results in a manner similar to the method used by management and makes it easier to compare our results with the results of other companies that have different financing and capital structures.

EBITDA and Adjusted EBITDA have limitations as analytical tools, and should not be considered in isolation from, or as substitutes for, analysis of our results as reported under GAAP. For example, Adjusted EBITDA:

- does not reflect capital expenditures, or future requirements for capital and major maintenance expenditures or contractual commitments;
- does not reflect changes in, or cash requirements for, our working capital needs;
- does not reflect the significant interest expense, or the cash requirements necessary to service the interest payments, on our debt; and
- does not reflect cash required to pay income taxes

The Company's computation of Adjusted EBITDA may not be comparable to other similarly titled measures computed by other companies, because all companies do not calculate Adjusted EBITDA in the same fashion.

Because the Company has acquired numerous entities since inception and incurred transaction costs in connection with each acquisition, has borrowed money in order to finance operations, has used capital and intangible assets in the business, and because the payment of income taxes is necessary if taxable income is generated, any measure that excludes these items has material limitations. As a result of these limitations, EBITDA and Adjusted EBITDA should not be considered as measures of discretionary cash available to invest in the growth of the business or as measures of liquidity.

In addition to Adjusted EBITDA, management uses Unlevered Free Cash Flow, which measures the ability of Adjusted EBITDA to cover capital expenditures. Gross profit, defined as revenue less operating costs, excluding depreciation and amortization, is used by management to assess profitability prior to selling, general and administrative expenses, stock-based compensation and depreciation and amortization. The Company also provides invested capital and the ratio of invested capital to Adjusted EBITDA. Management uses invested capital and the invested capital ratio to assess value creation in the business.

Tables reconciling such non-GAAP measures are included beginning on page 44 of this presentation. A glossary of terms used throughout is also available under the investor section of the Company's website at http://investor.zayo.com.

FY 3Q 2011 Supplemental Earnings Information 3

Presentation of Certain Consolidated Pro-forma Financial Data 4 FY 3Q 2011 Supplemental Earnings Information Acquisitions have been, and are expected to continue to be, a component of the Company’s strategy. In this Supplemental Earnings Informationunder “Consolidated Pro-forma Financial Data”, the Company sets forth its pro-forma annualized revenue growth rate and pro-forma annualized Adjusted EBITDA growth rates for the two fiscal quarters in which the Company has completed its most recent acquisitions. These pro-forma measures are intended to provide additional information regarding such rates of growth on a more comparable basis than would be provided without such pro-forma adjustments. Specifically, with regard to its two most recent acquisitions, AGL Networks (“AGL”) and American Fiber Systems Holding Corporation (“AFS”), the Company has calculated its pro-forma annualized revenue growth rate and pro-forma annualized Adjusted EBITDA growth rates in the respective fiscal quarters ended September 30, 2010, and December 31, 2010, by adjusting the actual operating results as if both AGL and AFS acquisitions occurred on April 1, 2010. In making such adjustments, the Company made certain pro-forma adjustments to the revenue and Adjusted EBITDA, which principally include an adjustment related to the fair value of the acquired deferred revenue balance, but do not include cost savings and other synergies that were only realized following completion of the acquisition. See “Consolidated Historical Reconciliations”. The Company provided the pro-forma annualized revenue growth rate and pro-forma annualized Adjusted EBITDA growth rate only for the respective fiscal quarters ended September 30, 2010 and December 31, 2010 and only on the slide entitled “Consolidated Pro-forma Financial Data”. In December 2010, the Financial Accounting Standards Board issued, Accounting Standards Update (“ASU”) No. 2010-09 Disclosure ofSupplementary Pro-forma Information For Business Combinations. This ASU clarifies the disclosure requirements for pro-forma presentation to be included within filings with the Securities and Exchange Commission. The Company elected to early-adopt the revised pro-forma requirements in its December 31, 2010 Quarterly Report. Prior period pro-forma results have been adjusted to correspond with the current period presentation. In addition, on the same slide, the Company has presented financial data for the three month period ended March 31, 2010, which has been adjusted on a pro-forma basis to treat the revenue and expenses related to OnvoyVoice Services, a segment which the Company spun off on March 12, 2010, as related party (rather than intercompany) revenues and expenses.

Other Notes

Operating Measures

This earnings supplement contains operating measures used by the Company in managing the business. Management believes that providing this information enables analysts, investors and others to obtain a better understanding of the Company's operating performance and to evaluate the efficacy of the methodology and information used by management to evaluate and measure such performance on a standalone and comparative basis. Certain supplemental information provided and related definitions may not be directly comparable to similarly titled items reported by other companies. Further, the Company may, from time to time, revise the calculation or presentation of certain operating measures

- Certain operating measures, such as sales (bookings), network expense, installation and churn processed, included intercompany items for the three months ended March 31, 2010, and June, 30 2010. The intercompany items were not material and have been eliminated in subsequent periods
- For the three months ended December 31, 2010, the Company began reporting Monthly Amortized Revenue (MAR) in addition to Monthly Recurring Revenue (MRR) as a component of the sales (bookings), installations, churn processed, pipeline and contract value operating measures. Previously reported periods were not amended to include MAR
- For the three months ended March 31, 2011 the Company changed the payback period calculation to include non-recurring network expense. Payback period is defined as the period of time (measured in months) in which the gross profit for a gross new sale is equivalent to the estimated capital expenditures and non-recurring network expense less non-recurring revenue related to gross new sale booking. The payback period is an approximation of the return on a gross new sale booking and does not include sales costs, allocation of indirect operating expenses, depreciation and amortization, or any cost of capital
- Beginning with the three month period ended March 31, 2011 the operational measures exclude Zayo Enterprise Networks (however because the spin-off of Zayo Enterprise Networks occurred subsequent to March 31, 2011, the financial data does include Zayo Enterprise Network)

Estimates

Certain operating measures presented herein are based on estimates. The measures are noted as estimates where presented and include: (1) estimated gross profit on gross new sales (bookings); (2) estimated capital expenditures associated with gross new sales (bookings); (3) estimated payback period on gross new sales (bookings)(calculated); (4) estimated commitments of speculative capital expenditures; and (5) estimated timing of service activation pipeline conversion

In addition to these measures that are based on estimates of future events, certain fiscal year 2010 third quarter historical measures include an estimate of the Zayo Enterprise Networks ("ZEN") component of the consolidated historical operating measure

Rounding

Components may not sum due to rounding

FY 3Q 2011 Supplemental Earnings Information

5

Summary Structure

Restructuring

The chart below depicts the Company's organizational structure[1] as of April 1, 2011 and includes the following restructuring events:

- March 12, 2010 spin-off of Onvoy (see Note 4 of the Notes to Condensed Consolidated Financial Statements)
- January 1, 2011 restructuring of the operating segments (see Note 16 of the Notes to Condensed Consolidated Financial Statements)
- April 1, 2011 spin off of Zayo Enterprise Networks operating segment (see Note 17 of the Notes to the Condensed Consolidated Financial Statements)



Zayo Group Holdings
Onvoy
Zayo Enterprise Networks
Zayo Group
Zayo Capital
Reporting Company
Zayo Bandwidth ("ZB")
Zayo Fiber Solutions ("ZFS")
zColo
Business Units / Operating Segments

[1] The organizational structure chart is a financial reporting depiction of the organization, not a legal entity organizational chart. Specifically, the anticipated organizational chart does not include American Fiber Systems Holding Corporation which remains a direct subsidiary of Zayo Group, LLC and is the parent company of American Fiber Systems, Inc.

FY 3Q 2011 Supplemental Earnings Information 6

Reporting Company Restructuring The chart below depicts the Company’s organizational structure1as of April 1, 2011 and includes the following restructuring events: ·March 12, 2010 spin-off of Onvoy(see Note 4 of the Notes to Condensed Consolidated Financial Statements) ·January 1, 2011 restructuring of the operating segments (see Note 16 of the Notes to Condensed Consolidated Financial Statements) ·April 1, 2011 spin off of ZayoEnterprise Networks operating segment (see Note 17 of the Notes to the Condensed Consolidated Financial Statements) Business Units / Operating Segments 1 The organizational structure chart is a financial reporting depiction of the organization, not a legal entity organizational chart. Specifically, the anticipated organizational chart does not include American Fiber Systems Holding Corporation which remains a direct subsidiary of Zayo Group, LLC and is the parent company of American Fiber Systems, Inc.

ReportingImpactsof Restructuring The spin-off and associated restructuring of our operating segments (as more fully described in the Notes to Condensed Consolidated Financial Statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations) impact the supplemental reporting and comparability of prior periods March 12, 2010 spin-off of Onvoy ·The Company determined that the services provided by Onvoy did not fit within the Company’s bandwidth infrastructure, colocationand interconnection business model and spun-off Onvoy to Zayo Group Holdings ·The results of the Onvoy operations have been aggregated in a single caption entitled “Earnings / (loss) from discontinued operations, net of income taxes” in our condensed consolidated financial statements and in the financial data presented herein ·The Consolidated Pro-Forma Financial Data slide contains a pro-forma adjustment for the three months ended March 31, 2010 to treat Onvoy as a related party for the entire period rather than as intercompany January 1, 2011 restructuring of the operating segments ·In order to more closely align product offerings to operating segments, the ZEN segment transferred its bandwidth infrastructureproducts to the ZB and ZFS segments and its colocation products to the zCOLO segment. The restructured ZEN segment contains only the Company’s legacy managed services and CLEC product offerings ·The segment reporting note to the condensed consolidated financial statements and the financial data presented herein have beenrestated to account for the restructuring of the ZEN segment April 1, 2011 spin off of ZayoEnterprise Networks operating segment ·The Company determined that the services provided by ZEN did not fit within the Company’s bandwidth infrastructure, colocation and interconnection business model and spun-off ZEN to Zayo Group Holdings (who contributed ZEN to Onvoy) ·Because the spin-off occurred subsequent to the period ended March 31, 2011, neither the condensed consolidated financial statements for the period nor the financial data presented herein have been restated to aggregate the results of ZEN operations in in a single caption entitled “Earnings / (loss) from discontinued operations, net of income taxes” ·For the period ended June 30, 2011, both the condensed consolidated financial statements and the financial data in the earnings supplement will be restated to aggregate the results of ZEN operations in in a single caption entitled “Earnings / (loss) from discontinued operations, netofincome taxes” ·The operating measures for the period ended March 31, 2011 exclude ZEN. Periods prior to March 31, 2011 include ZEN and will not be restated to exclude ZEN as management has determined it is impractical to do so FY 3Q 2011 Supplemental Earnings Information 7

Consolidated Pro-forma Financial Data 8 FY 3Q 2011 Supplemental Earnings Information Pro-forma Financial Data 1 The three months ended March 31, 2010, are presented pro-forma for the treatment of OVS (spun-off March 12, 2010) as a related party rather than as intercompany 2 The three months ended September 30, 2010, amounts include the operating results of the July 1,2010 AGL acquisition. The threemonths ended December 31, 2010, amounts include the operating results of both the acquisition of AGL and the October 1, 2010 merger with AFS. Adjusting for the effect of the transactions as if theyhad occurred on April 1, 2010, the annualized revenue and Adjusted EBITDA growth rates for the three months ended September 30, 2010, were estimated to be 9% and 12% respectively and 8% and 27% respectively for the three months ended December 31, 2010. See “Pro-forma Growth Reconciliation” slide on page 48 of this presentation 3 Effective January 1, 2011, the Company restructured the ZEN operating segment to more closely align with its product offerings resulting in bandwidth infrastructure and colocation products being allocated from ZEN to the Company’s other operating segments.For comparative purposes, prior period financial information for each of the operating segments has been restated to reflect the results each segment would have realized had the restructuring of the ZEN segment occurred at the beginning of the first period presented in this supplement($ in millions)March 31,1June 30,September 30,December 31,March 31,320102010201020102011Revenue$59.8 $61.4 $68.6 $77.9 $79.7 Annualized revenue growth3%11%47%54%9%Pro-forma annualized revenue growth 23%11%9%8%9%Gross profit39.8 41.6 48.7 57.2 58.6 Gross profit %67%68%71%73%74%Operating income/(loss)($1.2)$6.5 $9.1 $13.2 ($4.9)Earnings/(loss) from continuing operations($11.1)$5.4 ($0.3)$1.9 ($16.7)Earnings / (loss) from discontinued operations, net of income taxes$0.9 $0.2 $0.0 $0.0 $0.0 Net earnings/ (loss)($10.2)$5.6 ($0.3)$1.9 ($16.7)Adjusted EBITDA, from continuing operations$22.4 $23.3 $26.8 $32.2 $33.8 Purchases of property and equipment16.7 21.6 21.4 37.5 29.2 Unlevered Free Cash Flow / (Deficit)$5.7 $1.7 $5.4 ($5.3)$4.6 Annualized Adjusted EBITDA growth41%16%60%82%19%Pro-forma annualized Adjusted EBITDA growth 241%16%12%27%19% Adjusted EBITDA margin37%38%39%41%42%Three months ended

Consolidated Invested Capital Ratio 9 FY 3Q 2011 Supplemental Earnings InformationInvested Capital1The increase in member’s interest during the three months ended March 31, 2011 is a result of the Company’s utilization of $11.6 million of CII’s net operating loss carry forward during the quarter which resulted in a non-cash capital contribution to the Company of $3.9 million. Also contributing to the increase in the member’s interest balance was $0.2 million related to the push down of preferred stock compensation and $0.3 million related to a non-cash settlement of a related party payable balance($ in millions)March 31,June 30,September 30,December 31,March 31,120102010201020102011Member’s interest$215.9 $217.1 $253.3 $252.8 $257.2 Capital lease obligations13.4 12.7 12.2 11.9 11.5 Long-term debt247.0 247.1 350.2 354.3 354.4 Less cash balance(81.5)(89.2)(154.2)(19.9)(13.1)Total Invested Capital$394.8 $387.8 $461.4 $599.2 $610.0 Adjusted EBITDA$21.9 $23.3 $26.8 $32.2 $33.8 Annualized Adjusted EBITDA 87.4 93.2 107.0 129.0 135.1 Invested Capital Ratio4.5 x4.2 x4.3 x4.6 x4.5 xThree months ended

Invested Capital Ratio by Business Unit

Invested Capital

($ in millions)	Three Months Ended March 31, 2011					
	Zayo Bandwidth	Zayo Enterprise Networks	zColo	Zayo Fiber Solutions	Corporate / Intercompany Elimination[1]	Zayo Group
Member's interest	**$332.0**	**$12.4**	**$40.8**	**$132.0**	**($260.0)**	**$257.2**
Capital lease obligations	11.3	-	-	0.2	-	11.5
Long-term debt	-	-	-	-	354.4	354.4
Less cash balance	(3.9)	(1.1)	(2.2)	(2.8)	(3.2)	(13.1)
Total Invested Capital	**$339.5**	**$11.3**	**$38.6**	**$129.4**	**$91.2**	**$610.0**
Adjusted EBITDA	$23.1	$0.6	$3.2	$6.7		$33.8
Annualized Adjusted EBITDA	92.4	2.5	12.9	27.0		135.1
Invested Capital Ratio	**3.7 x**	**4.6 x**	**3.0 x**	**4.8 x**		**4.5 x**

1 The $91.2 million invested capital at corporate primarily related to an accumulated deficit at the corporate business segment in the amount of $98.3 million. This deficit is a result of the corporate segment incurring all interest expenses associated with the Company's debt obligations, income tax expenses for all business units and stock based compensation expense for corporate employees. The Invested Capital resulting from the corporate segments accumulated deficit is offset by $7.1 million in net liabilities (excluding debt and cash balances) which are not allocated to other business units (e.g. debt issuance costs, deferred income taxes, corporate stock based compensation accruals, etc.)

FY 3Q 2011 Supplemental Earnings Information 11

Invested Capital Ratio by Business Unit 11 FY 3Q 2011 Supplemental Earnings Information Invested Capital 1The $91.2 million invested capital at corporate primarily related to an accumulated deficit at the corporate business segmentinthe amount of $98.3 million. This deficit is a result of the corporate segment incurring all interest expenses associated with the Company’s debt obligations, income tax expenses for all business units and stock based compensation expense for corporate employees. The Invested Capital resulting from the corporate segments accumulated deficit is offset by $7.1 million in net liabilities (excluding debt and cash balances) which are not allocated to other business units (e.g. debt issuance costs, deferred income taxes, corporate stock based compensation accruals, etc.)($ in millions)Zayo BandwidthZayo Enterprise NetworkszColoZayo Fiber SolutionsCorporate / Intercompany Elimination1Zayo GroupMember’s interest$332.0 $12.4 $40.8 $132.0 ($260.0)$257.2 Capital lease obligations 11.3 — - 0.2 — 11.5 Long-term debt — - — - 354.4 354.4 Less cash balance (3.9) (1.1) (2.2) (2.8) (3.2) (13.1) Total Invested Capital$339.5 $11.3 $38.6 $129.4 $91.2 $610.0 Adjusted EBITDA$23.1 $0.6 $3.2 $6.7 $33.8 Annualized Adjusted EBITDA92.42.512.927.0135.1Invested Capital Ratio3.7 x4.6 x3.0 x4.8 x4.5 xThree Months Ended March 31, 2011

Stratification of Revenue 12 $57.8 $59.7 $66.1 $75.2 $76.9 $1.0 $1.0 $1.8 $2.4 $2.4 $0.1 $0.7 $0.7 $0.3 $0.3 $58.9 $61.4 $68.6 $77.9 $79.7 $0 $10 $20$30$40 $50$60 $70 $80 $90 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Revenue Stratification MRR and Usage Revenue MAR Other Revenue $0.4 $0.4 $0.5 $0.6 $0.7 $0.6 $0.6 $1.3 $1.8 $1.8 $1.0 $1.0 $1.8 $2.4 $2.4 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 Mar-10 Jun-10 Sep-10 Dec-10Mar-11 MARMAR -Installs MAR -IRU $0.5 $1.0 $1.0 $0.8 $1.3 $0.4 $1.6 $0.1 $1.0 $0.3 $0.9 $2.6 $1.1 $1.9 $1.5 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0$3.5 Mar-10Jun-10 Sep-10 Dec-10 Mar-11 Customer Invoices for Services Accounted for as MAR Invoiced -Install Charges Invoiced -IRU charges $0.1$0.7 $0.7$0.3 $0.3 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 Mar-10 Jun-10 Sep-10 Dec-10Mar-11 Other Revenuemillions millions millions millions FY 3Q 2011 Supplemental Earnings Information millions MRR and MAR on the Last Day of the Quarter 1 1 Other revenue in the three months ended March 31, 2011, included $0.2 million of termination revenue, $0.6 million of revenue associated with construction services and late fees, and ($0.5) million of credits and adjustments.There were no asset sales during the period $19.6 $20.1 $22.3 $25.4 $24.3 $0.3 $0.2 $0.6 $0.8 $0.8 $1.7 $19.9 $20.3 $22.9 $26.1 $26.8 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 Mar-10 Jun-10 Sep-10Dec-10 Mar-11Monthly Recurring Revenue (MRR) Monthly Amortized Revenue (MAR) MCS ($0.0) $0.6 $0.6 $0.1 ($0.0) ($1) $0 $1 $2 $3 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 $21.9 $22.7 $26.1 $32.1 $33.8 $0.6 $0.6 $0.1 $21.9 $23.3 $26.8 $32.2 $33.8 $0 $10 $20 $30 $40 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Adjusted EBITDA excluding Other Revenue Adjusted EBITDA associated with Other Revenue

Stratification of Adjusted EBITDA 13 millionsFY 3Q 2011 Supplemental Earnings Information millions Adjusted EBITDA Associated with Other Revenue 1 Stratification of Adjusted EBITDA Adjusted EBITDA Stratification 1 Adjusted EBITDA associated with other revenue includes EBITDA from other revenue. There were no asset sales during the period $1,358 $1,185 $1,675 $1,566 $1,437 87% 87%93% 93% 90% $0 $500 $1,000 $1,500 $2,000 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 $1,567 $1,355 $1,792 $1,612 $1,546 $66 $43 $1,567 $1,355 $1,792 $1,677 $1,589 $64M$61M $116M $101M $98M $0 $500 $1,000 $1,500 $2,000 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Gross Sales -MRR Gross Sales -MAR $30 $17 $47 $29 $24 $0 $10 $20 $30 $40 $50 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11

Gross New Sales (Bookings) 14 FY 3Q 2011 Supplemental Earnings Information Gross New Sales (Bookings)1 21 13 26 14 16 — 5 10 15 20 25 30 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Gross New Sales (Bookings) Estimated Gross Profit and Gross Profit Percentage on Gross New Sales (Bookings) Estimated Capital Expenditures associated with Gross New Sales (Bookings) Estimated Payback Period associated with Gross New Sales (Bookings) thousands thousands millions months MRR and MAR Monthly Gross Profit Capital Expenditures Est. Gross Profit = Contract Value = 1The operating measures for the period ended March 31, 2011 exclude ZEN. Periods prior to March 31, 2011 include ZEN and will not be restated to exclude ZEN as management has determined it is impractical to do so

Stratification of Speculative Projects

zayo GROUP

Speculative Capital Expenditure Commitments

($ in millions)

	Three months ended					
	March 31, 2010	June 30, 2010	September 30, 2010	December 31,[1] 2010	March 31, 2011	Average % of total estimated capital of prior five quarters
Estimated Success Based Capital	$2.6	-	$2.9	$4.5	$0.0	7%
Estimated Infrastructure Capital	4.1	0.9	2.9	5.1	0.0	9%
Estimated growth capital expenditures	$6.8	$0.9	$5.7	$9.6	$0.1	16%
Government Stimulus[1]						
Estimated Success Based Capital	$2.5	-	$2.9	$4.5	-	7%
Estimated Infrastructure Capital	3.8	-	2.9	4.2	-	7%
Estimated growth capital expenditures	$6.3	-	$5.7	$8.7	-	14%
Opportunistic Network Expansions[2]						
Estimated Success Based Capital	-	-	-	-	-	-
Estimated Infrastructure Capital	0.3	0.9	-	0.8	-	1%
Estimated growth capital expenditures	$0.3	$0.9	-	$0.8	-	1%
Customer-Specific with Negative Payback						
Estimated Success Based Capital	$0.1	-	-	-	$0.0	0%
Estimated Infrastructure Capital	0.1	-	-	0.2	0.0	0%
Estimated growth capital expenditures	$0.2	-	-	$0.2	$0.1	0%
Other						
Estimated Success Based Capital	-	-	-	-	-	-
Estimated Infrastructure Capital	-	-	-	-	-	-
Estimated growth capital expenditures	-	-	-	-	-	-

[1] The estimated Infrastructure Capital and Success Based Capital for Government Stimulus in the quarter ended December 31, 2010, relate to a network build for a healthcare cooperative under the FCC Rural Health Care Pilot Program. The amount included in Success Based Capital relates to an IRU payment for the project that will offset $4.5 million of network build costs

[2] The estimated Infrastructure Capital for Opportunistic Network Expansions in the quarter ended December 31, 2010, relates to the installation of a larger conduit for a segment of a network expansion project to enable greater future growth

FY 3Q 2011 Supplemental Earnings Information 16

Stratification of Speculative Projects FY 3Q 2011 Supplemental Earnings Information 16 Speculative Capital Expenditure Commitments 1 The estimated Infrastructure Capital andSuccess Based Capital for Government Stimulus in the quarter ended December 31, 2010, relate to a network build for a healthcare cooperative under the FCC Rural Health Care Pilot Program. The amount included in Success Based Capital relates to an IRU payment for the project that will offset $4.5 million of network build costs 2 The estimated Infrastructure Capital for Opportunistic Network Expansions in the quarter ended December 31, 2010, relates to the installation of a larger conduit for a segment of a network expansion project to enable greater future growth($ in millions)March 31,June 30,September 30,December 31,1March 31,20102010201020102011Estimated Success Based Capital$2.6-$2.9$4.5$0.07%Estimated Infrastructure Capital 4.1 0.9 2.9 5.1 0.09%Estimated growth capital expenditures$6.8$0.9$5.7$9.6$0.116%By Category:Government Stimulus1Estimated Success Based Capital$2.5-$2.9$4.5-7%Estimated Infrastructure Capital 3.8- 2.9 4.2-7%Estimated growth capital expenditures$6.3-$5.7$8.7-14%Opportunistic Network Expansions2Estimated Success Based Capital—Estimated Infrastructure Capital 0.3 0.9- 0.8-1%Estimated growth capital expenditures$0.3$0.9-$0.8-1%Customer-Specific with Negative PaybackEstimated Success Based Capital$0.1—$0.00%Estimated Infrastructure Capital 0.1— 0.2 0.00%Estimated growth capital expenditures$0.2—$0.2$0.10%OtherEstimated Success Based Capital—Estimated Infrastructure Capital—Estimated growth capital expenditures—Average % of total estimated capital of prior five quartersThree months ended

Quota Bearing Headcount (QBHC) FY 3Q 2011 Supplemental Earnings Information 17 Quota Bearing Headcount1 37 36 43 46 39 0 10 20 30 40 50 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 $14 $13 $14 $12 $14 $0 $10 $20 $30 $40 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Quota Bearing Headcount Monthly Average Gross New Sales (Bookings)per QBHC thousands Headcount Gross New Sales Bookings MRR and MAR 1The operating measures for the period ended March 31, 2011 exclude ZEN. Periods prior to March 31, 2011 include ZEN and will not be restated to exclude ZEN as management has determined it is impractical to do so $1,032 $1,287 $1,580 $1,548 $1,380 $27 $44 $1,032 $1,287 $1,580 $1,576 $1,425 87% 89% 93% 96% 94% $0 $400 $800 $1,200 $1,600 $2,000 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Gross Installed Revenue -MRR Gross Installed Revenue -MAR

Installation and Churn Processed 18 FY 3Q 2011 Supplemental Earnings Information Installation and Churn Processed1 ($901) ($692) ($864) ($923) ($950) ($0) ($0) ($901) ($692) ($864) ($924) ($951) 74% 79% 86% 76% 87% ($2,000) ($1,600) ($1,200) ($800) ($400) $0 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Churn Processed -MRR Churn Processed-MAR $131 $595 $716 $625 $430 $27 $44 $131 $595 $716 $652 $474 $0 $400 $800 $1,200 $1,600 $2,000 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Net Installations MRR Net Installations MAR $233 $592 $717 $813 $519 178% 100% 100% 125% 109% $0 $400 $800 $1,200 $1,600 $2,000 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Gross Installations Churn Processed Net Installations Gross Profit from Net Installations thousands thousands thousands thousands MRR and MAR MRR and MAR MRR and MAR Monthly Gross Profit Est. Gross Profit = Est. Gross Profit = Est. Gross Profit = 1The operating measures for the period ended March 31, 2011 exclude ZEN. Periods prior to March 31, 2011 include ZEN and will not be restated to exclude ZEN as management has determined it is impractical to do so $935 $1,030 $1,422 $1,460 $1,106 $38 $184 $106 $66 $141 $59 $73 $52 $51 $177 $1,032 $1,287 $1,580 $1,576 $1,425 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Installations from New Serivce Installations from Price Increases Installations from Upgrades 4% 91% 6% 4% 80% 6% 14% 90% 3% 7% 78% 12% 10% 93% 3%

Breakdown of Installations and Churn Processed Installs and Churn Processed1 19 FY 3Q 2011 Supplemental Earnings Information Gross Installations thousands ($784) ($576) ($707) ($808) ($740) ($76) ($44) ($120) ($70) ($116) ($41) ($73) ($37) ($45) ($94) ($901) ($692) ($864) ($924) ($951) -1.6% -1.2% -1.3% -1.2% -1.3% ($2,000) ($1,800) ($1,600) ($1,400) ($1,200) ($1,000) ($800) ($600) ($400) ($200) $0 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Hard Disconnects Churn Processed from Negative

Price Changes Churn Processed associated with Upgrades Churn Processed thousands MRR and MAR MRR and MAR 87% 8% 5% 83% 6% 11% 82% 14% 4% 87% 8% 5% 19% Churn = 78% 12% 10% 1The operating measures for the period ended March 31, 2011 exclude ZEN. Periods prior to March 31, 2011 include ZEN and will not be restated to exclude ZEN as management has determined it is impractical to do so Price Changes Price Changes1 $38 $184 $106 $66 $141 37% 33% 31% 31% 10% $0 $50 $100 $150 $200 $250 $300 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 $1.5 $1.8 $5.7 $1.6 $9.9 $5.7 $1.5 $4.5 $3.0 $5.2 $7.1 $3.3 $10.2 $4.6 $15.2 $0 $5 $10 $15 $20 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Contract Value associated with Price Increases Contract Value associated with Price Decreases ($76) ($44) ($120) ($70) ($116) -32% -12% -22% -15% -21% ($300) ($250) ($200) ($150) ($100) ($50) $0 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Price Increases Contract Value Associated with Price Changes Price Decreases thousands millions thousands MRR and MAR Contract Value MRR and MAR ($38) $140 ($14) ($4) $25 ($100) ($50) $0 $50 $100 $150 $200 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Price Changes Net of Price Increases and Price Decreases thousands MRR and MAR 20 FY 3Q 2011 Supplemental Earnings Information Price Increase as % of MRR and MAR Price decreases as % of MRR and MAR 1The operating measures for the period ended March 31, 2011 exclude ZEN. Periods prior to March 31, 2011 include ZEN and will not be restated to exclude ZEN as management has determined it is impractical to do so

1 A portion of Ethernet upgrades were processed as net change orders during the quarters ended March 31, 2010, June 30, 2010, and September 30, 2010. This treatment does not impact net install amounts, but caused a slight understatement of both gross installations associated with Upgrades and Churn associated with Upgrades.Beginning with the quarter ended December 31, 2010, the methodology has been revised to reflect the full gross amount of both installations associated with Upgrades and Churn associated with Upgrades 2 The operating measures for the period ended March 31, 2011 exclude ZEN. Periods prior to March 31, 2011 include ZEN and will not be restated to exclude ZEN as management has determined it is impractical to do so Upgrades Upgrades $59 $73 $52 $51 $177 $2.2M $1.7M $1.8M $1.4M $7.6M $0 $50 $100 $150 $200 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 ($44) ($73) ($37) ($45) ($118) ($0.5M) ($0.5M) ($0.1M) ($0.4M) ($2.7M) ($200) ($150) ($100) ($50) $0 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 $15 $1 $16 $5 $59 $1.7M $1.2M $1.6M $1.1M $4.9M $0 $50 $100 $150 $200 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 36% 1% 44% 12% 50% 0% 10% 20% 30% 40% 50% 60% Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Gross Installations Associated with Upgrades Average % Increase in Monthly Recurring Revenue Associated with Upgrades thousands thousands thousands ChurnProcessed Associated with Upgrades Net Installations Associated with Upgrades 21 FY 3Q 2011 Supplemental Earnings Information MRR and MAR MRR and MAR MRR and MAR % Change in MRR and MAR 1,2 Contract Value = Contract Value = Contract Value = $1.7 $1.6 $1.6 $1.6 $1.9 $0.5 $0.6 $1.0 $1.2 $1.2 $2.2 $2.3 $2.6 $2.9 $3.1 $0 $2 $4 $6 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Delivery date within the next 6 months Delivery date after 6 months $1.5 $1.6 $2.0 $2.2 $2.3 $0.1 $0.1 $0.7 $0.6 $0.7 $0.6 $0.7 $2.2 $2.3 $2.6 $2.9 $3.1 92% 94% 97% 97% 94% $0 $2 $4 $6 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Service Orders -MRR Service Orders -MAR Revenue Commitment

Service Activation and Churn Pipeline 22 FY 3Q 2011 Supplemental Earnings Information Service Activation and Churn Pipeline2 ($0.5) ($0.5) ($0.4) ($0.6) ($0.5) ($0.5) ($0.5) ($0.4) ($0.6) ($0.5) 66% 65% 70% 70% 87% ($6) ($4) ($2) $0 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Churn Pipeline -MRR $1.7 $1.8 $2.3 $2.3 $2.6 $0.0 $1.7 $1.8 $2.3 $2.3 $2.6 101% 101% 102% 104% 96% $0 $2 $4 $6 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Net Install Pipeline -MRR Net Install Pipeline -MAR Service Activation Pipeline Estimated Timing of Service Activation Pipeline Churn Pipeline Net Installation Pipeline millions millions millions MRR and MAR MRR MRR and MAR MRR and MAR millions 1 22% 78% 28% 72% 39% 61% 43% 57% 38% 62% 1The service activation pipeline on March 31, 2010, shows 78% of orders with a delivery date within the next 9 months and 22% oforders with a delivery date after the next nine months 2 The operating measures for the period ended March 31, 2011 exclude ZEN. Periods prior to March 31, 2011 include ZEN and will not be restated to exclude ZEN as management has determined it is impractical to do so Gross Profit = Gross Profit = Gross Profit = $0.0

Revenue Under Contract 23 FY 3Q 2011 Supplemental Earnings Information Revenue Under Contract1,2 Revenue Under Contract millions Months 24 25 32 36 37 — 10 20 30 40 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Average Remaining Contract Term $390 $400 $577 $704 $702 $71 $70 $80 $95 $153 $180 $203 $57 $56 $61 $55 $67 $528 $552 $790 $1,009 $1,043 $0 $200 $400 $600 $800 $1,000 $1,200 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Embedded Base -MRR Embedded Base -MAR Service Activation Pipeline Revenue Commit 1The Revenue Under Contract associated with the Revenue Commitments and the Service Activation Pipeline for the quarter ended September 30, 2010, have been updated to reflect revised contract terms for certain orders.The revisions resulted in a net reduction of $4.1M in total Revenue Under Contract for the period but have no impact on ZG financial statement reports 2The operating measures for the period ended March 31, 2011 exclude ZEN. Periods prior to March 31, 2011 include ZEN and will not be restated to exclude ZEN as management has determined it is impractical to do so

Employee Data FY 3Q 2011 Supplemental Earnings Information 24 Employee Data1 339 347 393 443 393 0 100 200 300 400 500 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 $706 $708 $698 $703 $754 $0 $200 $400 $600 $800 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 $10.7 $11.2 $12.4 $13.7 $12.5 18% 18% 18% 17% 17% $0 $5 $10 $15 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 $126 $129 $126 $123 $127 $0 $200 $400 $600 $800 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Number of Employees Annualized Revenue per Employee Employee Related SG&A Annualized Employee Related SG&A per Employee thousands millions thousands Headcount Financial Statement Revenue SG&A SG&A % of Revenue = 1The operating measures for the period ended March 31, 2011 exclude ZEN. Periods prior to March 31, 2011 include ZEN and will not be restated to exclude ZEN as management has determined it is impractical to do so 2Annualized Revenue per Employee was corrected for the three months ending December 2010.The previously reported number incorrectly included intercompany revenue.The adjustment had no impact to ZayoGroup financial statements 2

Customer Verticals and Product Mix 25 FY 3Q 2011 Supplemental Earnings Information Customer Verticals and Product Mix2 1Period ending September 30, 2010, reflects $282 thousand MRR and MAR transitioned from SONET/Digital Signal service to Ethernet services for Fiber-to-the-Tower site level billing modifications. Previously, the balance of Revenue Commitments per site were billed through SONET/Digital Signal services, and are now reflected under Ethernet. The adjustment had no impact to ZB and ZG reported financial statements 2The operating measures for the period ended March 31, 2011 exclude ZEN. Periods prior to March 31, 2011 include ZEN and will notbe restated to exclude ZEN as management has determined it is impractical to do soZayo Group Customer VerticalsMarch 31,June 30,September 30,December 31,March 31,% of MRR20102010201020102011Wireless27%28%29%29%33%National Carrier/ISP24%24%24%24%24%Public Sector/Enterprises16%15%14%17%11%PTT11%11%10%8%9%Regional Carrier/ISP6%6%6%6%7%RLEC5%5%5%5%6%CATV/Satellite4%4%5%4%4%Data Centers/Disaster Recovery/Tech2%2%2%3%3%Media/Content3%3%3%2%2%Reseller2%2%2%2%1%Zayo Group Product MixMarch 31,June 30,September 30,1December 31,March 31,% of MRR20102010201020102011SONET/Digital Signal54%55%49%45%45%Dark-Fiber3%3%10%14%16%Ethernet11%11%12%14%15%Wavelengths6%7%7%8%8%Colocation7% 7%6%6%6%Interconnect5%5%4%4%5%DIA2%2%2%3%3%Other Transport Services 1%1%Access6%6%4%4%0%Voice/Data Bundles2%2%2%2%0%Other3%3%3%1%0% 56% 55% 56% 55% 58% 0% 10% 20% 30% 40% 50% 60% 70% 80% 44% 44% 43% 44% 47% 34% 35% 34% 34% 37% 12% 12% 11% 11% 13% 9% 9% 9% 8% 9% 6% 7% 7% 7% 8% Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Customer Concentration 26 FY 3Q 2011 Supplemental Earnings Information

Customer Concentration 1 % of MRR Customer #1 Customer #2 Customer #3 Top 20 Top 10 Top 5 1The operating measures for the period ended March 31, 2011 exclude ZEN. Periods prior to March 31, 2011 include ZEN and will not be restated to exclude ZEN as management has determined it is impractical to do so

Customer and Unit Metrics Customer and Unit Metrics2 2,046 2,048 2,074 2,227 994 — 500 1,000 1,500 2,000 2,500 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 23 24 25 27 26 — 5 10 15 20 25 30 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 $0.86 $0.84 $0.80 $0.97 $0.96 $0 $5 $10 $15 $20 $25 $30 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Number of Customers Number of Units1 (MRR and MAR)/Unit1 27 FY 3Q 2011 Supplemental Earnings Information Customers MRR and MAR MRR and MAR Units $10 $10 $11 $12 $25 $0 $5 $10 $15 $20 $25 $30 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 (MRR and MAR)/Customer thousands thousands thousands 1 Units and (MRR and MAR)/Unit exclude Fiber Miles 2The operating measures for the period ended March 31, 2011 exclude ZEN. Periods prior to March 31, 2011 include ZEN and will not be restated to exclude ZEN as management has determined it is impractical to do so

Pricing Trends —Waves1 FY 3Q 2011 Supplemental Earnings Information 28 $931 $1,037 $1,287 $1,462 $1,531 $0 $1,000 $2,000 $3,000 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 10G Waves -MRR 108 122 137 152 157 0 40 80 120 160 200 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 10G Waves -Units $8.6 $8.5 $9.4 $9.6 $9.8 $0 $20 $40 $60 $80 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 10G Waves —MRR/Unit thousands MRR MRR thousands $332 $326 $359 $442 $486 $0 $1,000 $2,000 $3,000 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 2.5G Waves -MRR $9.8 $9.3 $9.7 $8.7 $9.4 $0 $20 $40 $60 $80 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 2.5G Waves —MRR/Unit thousands MRR MRR thousands 34 35 37 51 52 0 40 80 120 160 200 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 2.5G Waves -Units 1Pricing trends based on ZB only

1Pricing trends based on ZB only 2 Three months ended March 31, 2010 are shown on a pro-forma basis, adjusted to include one OVS 200Mb Ethernet unit as if OVS had been a related party rather than a discontinued operation for the entire period 3Period ending September 30, 2010 reflects $282 thousand MRR transitioned from SONET/Digital Signal service to Ethernet services for Fiber-to-the-Tower site level billing modifications. Previously, the balance of Revenue Commitments per site were billed through SONET/Digital Signal services, and are now reflected under Ethernet. The adjustment had no impact to ZB and ZG reported financial statements

Pricing Trends -Ethernet 1,3 FY 3Q 2011 Supplemental Earnings Information 29 $567 $574 $698 $1,033 $1,307 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 Pro-formaMar-10 Jun-10 Sep-10 Dec-10 Mar-11 101-1000Mb Ethernet—MRR 182 176 200 296 406 0 1,000 2,000 3,000 4,000 Pro-forma Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 101-1000Mb Ethernet—Units $3.1 $3.3 $3.5 $3.5 $3.2 $0 $1 $2 $3 $4 $5 Pro-formaMar-10 Jun-10 Sep-10 Dec-10 Mar-11 thousands MRR MRR thousands $1,055 $1,178 $1,610 $2,246 $2,614 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 1-100Mb Ethernet-MRR 1,082 1,258 1,397 1,947 2,180 0 1,000 2,000 3,000 4,000 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 1-100Mb Ethernet-Units $1.0 $0.9 $1.2 $1.2 $1.2 $0 $1 $2 $3 $4 $5 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 thousands MRR MRR thousands $1,622 $1,751 $2,308 $3,279 $3,921 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Total Ethernet -MRR 1,264 1,434 1,597 2,243 2,586 0 1,000 2,000 3,000 4,000 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Total Ethernet -Units $1.3 $1.2 $1.4 $1.5 $1.5 $0 $1 $2 $3 $4 $5 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Total Ethernet —MRR/Unit thousands MRR MRR thousands 101-1000Mb Ethernet—MRR/Unit 1-100Mb Ethernet —MRR/Unit 2 2 2

Pricing Trends —OC3, OC12, and OC481,3 FY 3Q 2011 Supplemental Earnings Information 30 $1,089 $1,098 $1,126 $1,149 $1,112 $0 $500 $1,000 $1,500 $2,000 $2,500 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 OC48 -MRR 80 79 81 88 82 0 100 200 300 400 500 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 OC48 -Units $13.6 $13.9 $13.9 $13.1 $13.6 $0 $5 $10 $15 $20 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 OC48 —MRR /Unit thousands MRR MRR thousands $1,593 $1,831 $1,985 $2,049 $1,935 $0 $500 $1,000 $1,500 $2,000 $2,500 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 OC12 -MRR 223 267 302 320 310 0 100 200 300 400 500 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 OC12 -Units $7.1 $6.9 $6.6 $6.4 $6.2 $0 $5 $10 $15 $20 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 OC12 —MRR /Unit thousands MRR MRR thousands $1,386 $1,610 $1,587 $1,659 $1,527 $0 $500 $1,000 $1,500 $2,000 $2,500 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 OC3 -MRR 364 463 457 486 427 0 100 200 300 400 500 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 OC3 -Units $3.8 $3.5 $3.5 $3.4 $3.6 $0 $5 $10 $15 $20 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 OC3 —MRR /Unit thousands MRR MRR thousands 1Pricing trends based on ZB only 2As part of organizational changes, lit services associated with interconnects were transferred to zCOLO.The decline in Units in the three months ended March 31, 2011 was primarily related to this transfer 3 Private line units were restated for the three months ending June 30,2010; September 31,2010; and December 31,2010 to reflect data clean up. There is no impact to reported financial statement 2 2 2

Pricing Trends —DS1 and DS31 FY 3Q 2011 Supplemental Earnings Information 31 $3,969 $4,004 $3,963 $4,121 $3,989 $0 $1,000 $2,000 $3,000 $4,000 $5,000 Pro-forma Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 DS3—MRR 3,410 3,440 3,359 3,572 3,381 0 2,000 4,000 6,000 8,000 10,000 12,000 Pro-forma Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 DS3—Units $1.2 $1.2 $1.2 $1.2 $1.2 $0.0 $0.5 $1.0 $1.5 Pro-formaMar-10 Jun-10 Sep-10 Dec-10 Mar-11 DS3 —MRR /Unit thousands MRR MRR thousands $1,781 $2,108 $1,886 $2,075 $2,162 $0 $1,000 $2,000 $3,000 $4,000 $5,000 Pro-formaMar-10 Jun-10 Sep-10 Dec-10 Mar-11 DS1 —MRR 7,424 9,045 9,567 11,000 11,280 0 2,000 4,000 6,000 8,000 10,000 12,000 Pro-formaMar-10 Jun-10 Sep-10 Dec-10 Mar-11 DS1 —Units $0.2 $0.2 $0.2 $0.2 $0.2 $0.0 $0.5 $1.0 $1.5 Pro-forma Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 DS1 —MRR /Unit thousands MRR MRR thousands 2 2 2 2 2 2 3 3 3 3 3 31Pricing trends based on ZB only2 Three months ended March 31, 2010, are shown on a pro-forma basis, adjusted to include three OVS DS3 units and 255 OVS DS1 unitsas if OVS had been a related party rather than a discontinued operation for the entire period3Period ending September 30, 2010, reflects $282 thousand MRR transitioned from SONET/Digital Signal service to Ethernet services for Fiber-to-the-Tower site level billing modifications. Previously, the balance of Revenue Commitments per site were billed through SONET/Digital Signal services, and are now reflected under Ethernet. The adjustment had no impact to reported financial statements4 Private line units were restated for the three months ending June 30,2010; September 31,2010; and December 31,2010 to reflectdata clean up. There is no impact to reported financial statements 4 4 4 millions Purchases of Property and EquipmentPurchases of Property and Equipment by Driver $15.1$19.5 $20.4 $36.5 $28.2 $0.4 $0.4 $0.2 $0.5 $0.5 $0.8 $0.6 $0.4 $0.4 $0.3 $0.3 $1.1 $0.4 $0.1 $0.2 $16.7 $21.6 $21.4 $37.5 $29.2 $0 $10 $20 $30 $40 Mar-10 Jun-10 Sep-10Dec-10 Mar-11 Growth Maintenance Integration Other 32 FY 3Q 2011 Supplemental Earnings Information Capital Expenditures Purchases of Property and Equipment $0.4 $0.4 $0.2 $0.5 $0.5 $0.3 $1.1 $0.4 $0.1 $0.2 $0.7 $1.5 $0.6 $0.6 $0.7 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5$3.0 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Maintenance Other $0.8 $0.6 $0.4 $0.4 $0.3 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 Mar-10Jun-10 Sep-10 Dec-10 Mar-11 Maintenance and Other Integration $13.5 $17.3 $19.2 $35.4 $26.5 $1.6 $2.2 $1.2 $1.0 $1.8 $15.1 $19.5 $20.4 $36.5 $28.2 $0 $10 $20 $30 $40 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Success Based Infrastructure Growth Capital ExpendituresCapital Expenditures Capital Expenditures millions millions millions

Network Metrics 33 FY 3Q 2011 Supplemental Earnings Information Network Metrics 20,172 20,409 20,823 21,993 23,351 761 1,049 20,172 20,409 21,584 23,042 23,351 — 5,000 10,000 15,000 20,000 25,000 Mar-10 Jun-10 Sep-10 Dec-10Mar-11 AGL AFS532,428 538,810 561,041 755,158 935,425 192,048 172,415 532,428 538,810 753,089 927,573 935,425 0 200,000 400,000 600,000800,000 1,000,000 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 AGL AFS Fiber Network -Route Miles Fiber Network -Fiber Miles Number of On-net Buildings Number of Markets Route Miles Fiber Miles On-Net Buildings# of Markets141 143 145 147 153 1 6 141 143 146 153 153 — 50 100 150 200 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 AGL AFS 2,256 2,418 2,822 3,421 4,228 281 620 2,256 2,418 3,103 4,041 4,228 — 1,000 2,000 3,000 4,000 5,000 6,000 Mar-10 Jun-10 Sep-10 Dec-10Mar-11 AGL AFS States = 26 + DC States = 27 + DC States = 27 + DC States = 31 + DC States = 31 + DC

Network Metrics

Colocation Cabinet Utilization


Billable Colocation Square Feet
Square Feet
80,000
60,000
40,000
20,000
-
39,949
41,091
50,091
50,091
72,716
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11 1


Colocation Cabinet Equivalents
Colocation Cabinet Equivalents
3,000
2,500
2,000
1,500
1,000
500
0
1,598
1,642
2,004
2,004
2,909
1
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11


Utilized Colocation Cabinet Equivalents
Colocation Cabinet Equivalents
3,000
2,500
2,000
1,500
1,000
500
-
Utilization =
83%
81%
68%
66%
64%
1,330
1,327
1,361
1,314
1,858
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11 1

[1] During the three months ending March 31,2011 several small colocation facilities were transferred from other Zayo business units to zCOLO. These facilities were part of prior Zayo acquisitions

FY 3Q 2011 Supplemental Earnings Information 35

Network Metrics 35 FY 3Q 2011 Supplemental Earnings Information Colocation Cabinet Utilization 39,949 41,091 50,091 50,091 72,716 — 20,000 40,000 60,000 80,000 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 1,598 1,642 2,004 2,004 2,909 0 500 1,000 1,500 2,000 2,500 3,000 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 1,330 1,327 1,361 1,314 1,858 83% 81% 68% 66% 64% — 500 1,000 1,500 2,000 2,500 3,000 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Billable Colocation Square Feet Colocation Cabinet Equivalents Utilized Colocation Cabinet Equivalents Square Feet Colocation Cabinet Equivalents Colocation Cabinet Equivalents Utilization = 1 During the three months ending March 31,2011several small colocation facilities were transferred from other Zayobusiness units to zCOLO. These facilities were part of prior Zayoacquisitions 1 1 1

FY 3Q 2011 Supplemental Earnings Information 36 Fiber to the Tower $2.0 $2.1 $2.0 $1.9 $2.0 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 $1.2 $1.3 $1.3 $1.3 $1.3 Fiber to the Tower (FTT) Fiber to the Tower 913 1,045 1,346 1,681 1,826 552 564 872 628 595 1,465 1,609 2,218 2,309 2,421 — 1,000 2,000 3,000 4,000 5,000 6,000 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 In Service Under Construction 19 23 27 29 31 0 5 10 15 20 25 30 35 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Total FTT Towers Bandwidth/Tenants (Mbs)1 Revenue/Tower & Revenue/Tenants thousands thousands 1,430 1,607 2,065 2,478 2,664 807 821 1,019 717 678 2,237 2,428 3,084 3,195 3,342 1.6 1.5 1.5 1.5 1.5 — 1,000 2,000 3,000 4,000 5,000 6,000 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 In Service Under Construction 37 FY 3Q 2011 Supplemental Earnings Information Towers Tenants MRR and MAR Mbs Revenue/Tower Revenue/Tenant Total FTT Tenants Tenant/ Tower = 1Bandwidth/Tenant excludes Dark-Fiber sites 34% 38% 41% 42% 43% $5.2M $5.7M $6.4M $7.5M $8.4M 0% 10% 20% 30% 40% 50% Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 13% 11% 12% 12% 14% 64% 62% 46% 41% 38% 36% 38% 49% 54% 57% 5% 5% 5% 0% 20% 40% 60% 80% 100% Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 FTT Product Mix -% Sonet/Digital Signal FTT Product Mix -% Dedicated Ethernet FTT Product Mix -% Dark Fiber % of Zayo Group’s Wireless Carrier MRR and MAR Fiber to the Tower (FTT) Fiber to the Tower $41.8 $53.6 $65.3 $86.2 $102.6 $0 $20 $40 $60 $80 $100 $120 $140 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 FTT MRR and MAR FTT Cumulative Capital Expenditures FTT Product Mix millions millions 38 FY 3Q 2011 Supplemental Earnings Information % of MRR and MAR MRR and MAR % of MRR and MAR % of FTT MRR and MAR Capital Expenditures % of Zayo Group’s MRR and MAR 1 $1.8 $2.2 $2.6 $3.2 $3.6 n/a $113M $155M $191M $225M $0 $1 $2 $3 $4 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Contract Value= 1Period ending September 30, 2010, reflects $282 thousand MRR and MAR transitioned from SONET/Digital Signal service to Ethernet services for Fiber-to-the-Tower site level billing modifications. Previously, the balance of Revenue Commitments per site were billed through SONET/Digital Signal services, and are now reflected under Ethernet. The adjustment had no impact to reported financial statements Wireless carrier MRR and MAR=

FTT Markets FTT Markets ·Mid-Atlanticincludes Washington D.C., Maryland, New Jersey, Virginia, West Virginia, and Pennsylvania ·North Central includes Indiana, Minnesota, Kentucky, and Ohio ·Southeast includes Tennessee and Georgia ·Pacific Northwest includes Idaho and Washington ·Southwest includes Las Vegas 39

FY 3Q 2011 Supplemental Earnings InformationMarch 31,June 30,September 30,December 31,March 31,20102010201020102011In Service:Mid-Atlantic99131616North Central4592121Pacific Northwest11233Southeast-1122Southwest—Total FTT Markets In Service1416254242Under Construction: Mid-Atlantic67634North Central101011-2Pacific Northwest-1—Southeast211—Southwest—11Total FTT Markets Under Construction18181847Total:Mid-Atlantic1516191920North Central1415202123Pacific Northwest11233Southeast22222Southwest—11Total FTT Markets3234434649

FY 3Q 2011 Supplemental Earnings Information 40 Financial Data by Business Unit

Zayo Bandwidth Financial Data

Financial Data [1]

($ in millions)

	Three months ended				
	March 31, 2010	June 30, 2010	September 30,[2] 2010	December 31, 2010	March 31,[3,4] 2011
Revenue	$47.6	$49.1	$48.9	$54.6	$54.7
Annualized revenue growth		*12%*	*-1%*	*46%*	*0.3%*
Annualized organic revenue growth		*14%*	*10%*	*7%*	*8%*
Gross profit	33.7	35.4	35.3	40.0	40.7
Gross profit %	*71%*	*72%*	*72%*	*73%*	*74%*
Operating income	$4.6	$8.1	$8.3	$9.7	$3.7
Adjusted EBITDA	$17.9	$19.7	$19.0	$21.7	$23.1
Purchases of property and equipment	16.4	20.7	19.1	33.7	25.2
Unlevered Free Cash Flow / (Deficit)	$1.5	($1.0)	($0.1)	($12.0)	($2.1)
Annualized Adjusted EBITDA growth		*40%*	*-15%*	*57%*	*26%*
Annualized organic EBITDA growth		*42%*	*6%*	*20%*	*23%*
Adjusted EBITDA margin	*38%*	*40%*	*39%*	*40%*	*42%*
Total Invested Capital	$276.7	$276.9	$261.4	$340.5	$339.5
Annualized Adjusted EBITDA	71.7	78.8	75.9	86.7	92.4
Invested Capital Ratio	3.9 x	3.5 x	3.4 x	3.9 x	3.7 x

[1] Effective January 1, 2011, the Company restructured the ZEN operating segment to more closely align with its product offerings resulting in bandwidth infrastructure and colocation products being allocated from ZEN to the Company's other operating segments. For comparative purposes, prior period financial information for each of the operating segments has been restated to reflect the results each segment would have realized had the restructuring of the ZEN segment occurred at the beginning of the first period presented in this supplement

[2] The financial data the three months ended September 30, 2010 include the transfer of $1.4M revenue and $1.1M Adjusted EBITDA from ZB to ZFS in conjunction with the launch of ZFS on July 1, 2010. Excluding the effect of these intercompany transfers, the annualized revenue and Adjusted EBITDA growth rates for the three months ended September 30, 2010, were 10% and 6% respectively

[3] In connection with the restructuring of the Company's operating segments on January 1,2011 ZB transferred 5 colocation sites to zCOLO. This transfer resulted in a reduction to ZB's revenue during the three months ended March 31,2011 of $1.1 million. Historical periods have not been adjusted to reflect this reallocation

[4] The annualized organic EBITDA growth in the three months ending March 31, 2011 is adjusted to net out the impact of intercompany cost transfers

FY 3Q 2011 Supplemental Earnings Information

41

ZFS Financial Data

zayo GROUP

Financial Data [1]

($ in millions)

	Three months ended				
	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010	March 31,[2] 2011
Revenue	-	-	$7.8	$11.4	$11.9
Annualized revenue growth				*182%*	*17%*
Annualized organic revenue growth				*32%*	*17%*
Gross profit	-	-	7.7	11.2	11.5
Gross profit %			*98%*	*98%*	*97%*
Operating income	-	-	$2.2	$3.1	$1.2
Adjusted EBITDA	-	-	$4.5	$7.2	$6.7
Purchases of property and equipment	-	-	1.6	3.2	3.6
Unlevered Free Cash Flow	-	-	$2.9	$4.0	$3.1
Annualized Adjusted EBITDA growth				*232%*	*-23%*
Annualized organic EBITDA growth				*49%*	*6%*
Adjusted EBITDA margin			*58%*	*63%*	*57%*
Total Invested Capital	-	-	$86.0	$132.6	$129.4
Annualized Adjusted EBITDA	-	-	18.1	28.6	27.0
Invested Capital Ratio	-	-	4.7 x	4.6 x	4.8 x

[1] Effective January 1, 2011, the Company restructured the ZEN operating segment to more closely align with its product offerings resulting in bandwidth infrastructure and colocation products being allocated from ZEN to the Company's other operating segments. For comparative purposes, prior period financial information for each of the operating segments has been restated to reflect the results each segment would have realized had the restructuring of the ZEN segment occurred at the beginning of the first period presented in this supplement

[2] The annualized organic EBITDA growth in the three months ending March 31, 2011 is adjusted to net out the impact of intercompany cost transfers

FY 3Q 2011 Supplemental Earnings Information

42

zCOLO Financial Data

zayo GROUP

Financial Data [1]

($ in millions)	Three months ended March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010	March 31,[2,3] 2011
Revenue	$7.3	$7.5	$7.6	$7.7	$9.1
Annualized revenue growth		*10%*	*6%*	*10%*	*72%*
Annualized organic revenue growth		*10%*	*6%*	*7%*	*3%*
Gross profit	4.0	4.0	4.0	4.2	4.7
Gross profit %	*55%*	*54%*	*53%*	*55%*	*51%*
Operating income	$1.3	$1.6	$1.3	$1.4	$1.3
Adjusted EBITDA	$2.7	$3.0	$2.7	$2.8	$3.2
Purchases of property and equipment	0.1	0.5	0.4	0.6	0.3
Unlevered Free Cash Flow	$2.6	$2.5	$2.3	$2.2	$3.0
Annualized Adjusted EBITDA growth		*38%*	*-30%*	*4%*	*70%*
Annualized organic EBITDA growth		*38%*	*-30%*	*4%*	*18%*
Adjusted EBITDA margin	*37%*	*40%*	*36%*	*36%*	*35%*
Total Invested Capital	$54.5	$46.6	$44.7	$42.1	$38.6
Annualized Adjusted EBITDA	10.8	11.8	10.9	11.0	12.9
Invested Capital Ratio	5.1 x	3.9 x	4.1 x	3.8 x	3.0 x

[1] Effective January 1, 2011, the Company restructured the ZEN operating segment to more closely align with its product offerings resulting in bandwidth infrastructure and colocation products being allocated from ZEN to the Company's other operating segments. For comparative purposes, prior period financial information for each of the operating segments has been restated to reflect the results each segment would have realized had the restructuring of the ZEN segment occurred at the beginning of the first period presented in this supplement

[2] In connection with the restructuring of the Company's operating segments on January 1,2011 , ZB transferred 5 colocation sites to zCOLO. This transfer resulted in an increase of $1.1 million to zCOLO's revenue during the three months ended March 31,2011. Historical periods have not been adjusted to reflect this reallocation

[3] The annualized organic EBITDA growth in the three months ending March 31, 2011 is adjusted to net out the impact of intercompany cost transfers

FY 3Q 2011 Supplemental Earnings Information

43

FY 3Q 2011 Supplemental Earnings Information 44 HistoricalFinancial Data & Reconciliations

Consolidated Historical Financial Data 45 FY 3Q 2011 Supplemental Earnings Information Financial Data($ in millions)Fiscal Year 2009September 30,December 31,March 31,June 30,September 30,December 31,March 31,Total2009200920102010Total201020102011Revenue$150.8 $45.5 $58.2 $58.9 $61.4 $224.0 $68.6 $77.9 $79.7 Annualized revenue growth50%112%5%17%49%47%54%9%Gross profit102.0 31.1 38.4 39.4 41.6 150.5 48.7 57.2 58.6 Gross profit %68%68%66%67%68%67%71%73%74%Operating income/(loss)$3.6 $4.3 $8.4 ($1.8)$6.5 $17.3 $9.1 $13.2 ($4.9)Earnings/(loss) from continuing operations($9.3)$0.1 $2.9 ($11.4)$5.4 ($3.0)($0.3)$1.9 ($16.7)Earnings from discontinued operations, net of income taxes7.0 1.5 1.1 0.6 0.2 3.4 0.0 0.0 0.0 Net earnings/ (loss)($2.2)$1.6 $4.1 ($10.8)$5.6 $0.5 ($0.3)$1.9 ($16.7)Adjusted EBITDA, from continuing operations$40.5 $14.9 $19.6 $21.9 $23.3 $79.7 $26.8 $32.2 $33.8 Purchases of property and equipment62.1 11.7 9.8 16.7 21.6 59.8 21.4 37.5 29.2 Unlevered Free Cash Flow (Deficit)($21.6)$3.2 $9.8 $5.2 $1.7 $19.9 $5.4 ($5.3)$4.6 Annualized EBITDA growth139%127%46%26%97%60%82%19% Adjusted EBITDA margin27%33%34%37%38%36%39%41%42%Fiscal Year 2010Fiscal Year 2011

Consolidated Historical Reconciliations 46 FY 3Q 2011 Supplemental Earnings Information Financial Data($ in millions)Fiscal Year 2009September 30,December 31,March 31,June 30,September 30,December 31,March 31,Total2009200920102010Total201020102011Earnings/(loss) from continuing operations($9.3)$0.1 $2.9 ($11.4)$5.4 ($3.0)($0.3)$1.9 ($16.7)Depreciation and amortization29.6 9.1 10.6 10.6 10.9 41.2 12.4 16.4 16.8 Interest expense (including loss on extinguishment of debt)15.2 3.6 3.2 10.3 7.4 24.6 6.3 9.0 9.0 Provision / (benefit) for income taxes(2.1)0.7 2.2 0.2 3.2 6.3 3.0 2.3 2.8 EBITDA, from continuing operations$33.4 $13.4 $18.9 $9.8 $26.9 $69.1 $21.4 $29.6 $11.9 Stock-based compensation6.4 0.9 0.6 11.8 5.0 18.2 5.2 1.9 21.9 Gain on bargain purchase of Fibernet Telecom, Inc.0.0 (0.0)(0.0)0.0 (9.1)(9.1)0.0 0.0 0.0 Transaction costs related to acquisitons0.7 0.6 0.1 0.2 0.5 1.4 0.2 0.7 0.0 Adjusted EBITDA, from continuing operations$40.5 $14.9 $19.6 $21.9 $23.3 $79.7 $26.8 $32.2 $33.8 Purchases of property and equipment62.1 11.7 9.8 16.7 21.6 59.8 21.4 37.5 29.2 Unlevered Free Cash Flow (Deficit)($21.6)$3.2 $9.8 $5.2 $1.7 $19.9 $5.4 ($5.3)$4.6 Fiscal Year 2010Fiscal Year 2011

47 FY 3Q 2011 Supplemental Earnings Information Financial DataReconciliation Financial Data($ in millions)Zayo BandwidthZayo Enterprise NetworkszColoZayo Fiber SolutionsCorporate / Interco EliminationZayo GroupEarnings/(loss) from continuing operations$3.5 $0.0 $1.3 $1.2 ($22.6)($16.7)Depreciation and amortization11.0 0.6 1.4 3.9 0.0 16.8 Interest expense (including loss on extinguishment of debt)0.2 0.0 0.1 0.0 8.7 9.0 Provision / (benefit) for income taxes0.0 0.0 0.0 0.0 2.8 2.8 EBITDA, from continuing operations$14.6 $0.6 $2.7 $5.1 ($11.1)$11.9 Stock-based compensation8.5 0.0 0.6 1.6 11.2 21.9 Transaction costs related to acquisitons0.0 0.0 0.0 0.0 0.0 0.0 Adjusted EBITDA, from continuing operations$23.1 $0.6 $3.2 $6.7 $0.1 $33.8 Purchases of property and equipment25.2 0.1 0.3 3.6 0.0 29.2 Unlevered Free Cash Flow (Deficit)($2.1)$0.5 $3.0 $3.1 $0.1 $4.6 Three months ended March 31, 2011

Pro-forma Growth Reconciliation

Pro-forma Growth Reconciliation

($ in millions)

	Three months ended September 30, 2010			
	Historical			
	Zayo Group	AFS	Pro-forma adjustments	Pro-forma
Revenue	$68.6	$8.0	($0.1) [1]	$76.5
Operating Expenses	(19.9)	(2.1)	-	(22.0)
Selling, general and administrative	(22.0)	(2.3)	-	(24.3)
Depreciation and amortization	(12.5)	(2.4)	(0.7) [1]	(15.6)
Stock based compensation	(5.2)	-	-	(5.2)
Interest expense	(6.3)	(0.4)	(2.2)	(8.9)
Other expense, net	(0.2)	(10.6)	10.6 [2]	(0.2)
(Provision)/benefit for income taxes	(3.0)	-	1.1 [3]	(1.9)
Net Earnings	($0.3)	($9.9)	$8.8	($1.4)
Interest expense	6.3	0.4	2.2	8.9
(Provision)/benefit for income taxes	3.0	-	(1.1)	1.9
Other non-recurring income	-	-	-	-
Depreciation and amortization	12.5	2.4	0.7	15.6
Transaction costs	0.2	-	-	0.2
Stock-based compensation	5.2	-	-	5.2
Adjusted EBITDA	$26.8	($7.1)	$10.5	$30.2

	Three months ended June 30, 2010				
	Historical				
	Zayo Group	AGL	AFS	Pro-forma adjustments	Pro-forma
Revenue	$61.4	$5.7	$7.9	($0.2) [1]	$74.8
Operating Expenses	(19.8)	(0.2)	(2.1)	-	(22.2)
Selling, general and administrative	(19.3)	(2.6)	(2.8)	-	(24.6)
Depreciation and amortization	(10.9)	(0.8)	(2.4)	0.3 [1]	(13.7)
Stock based compensation	(5.0)	-	-	-	(5.0)
Interest expense	(7.4)	(0.1)	(0.8)	(2.2)	(10.5)
Other expense, net	9.6	0.0	0.2	-	9.8
Tax Expense	(3.2)	(0.9)	-	0.8 [3]	(3.3)
Net Earnings	$5.4	$1.3	($0.1)	($1.2)	$5.4
Interest expense	7.4	0.1	0.8	2.2	10.5
Provision for income taxes	3.2	0.9	-	(0.8)	3.3
Other non-recurring income	(9.1)	-	-	-	(9.1)
Depreciation and amortization	10.9	0.8	2.4	(0.3)	13.7
Transaction costs	0.5	-	-	-	0.5
Stock-based compensation	5.0	-	-	-	5.0
Adjusted EBITDA	$23.3	$3.0	$3.1	($0.2)	$29.3

[1] Revenue and depreciation expense have been adjusted from historical actual results to reflect the pro-forma impact of purchase price adjustments to the acquired deferred revenue, fixed assets and intangibles

[2] The historical other expenses of $10.6 million recognized at AFS during the three months ended September 30, 2010 relate to non-recurring legal and bonus payments to executives which were directly a result of the acquisition of AFS. As these expenses did not occur during the normal course of business and AFS would not have incurred these expenses without the Company's acquisition of AFS, these expenses have been excluded from our Adjusted EBITDA

[3] The income tax expense for AFS and AGL (historical and pro-forma) have been adjusted to reflect an assumed effective tax rate of 39.0%

FY 2Q 2011 Supplemental Earnings Information

48